Exhibit 21

List of Subsidiaries
The following table shows all direct and indirect subsidiaries of the registrant except (1) subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary, and (2) certain consolidated wholly-owned multiple subsidiaries carrying on the same line of business, as to which certain summary information appears below.

Subsidiary	Jurisdiction of Incorporation or Organization
Anage Renovables, SLU	Spain
Axio Power Holdings, LLC • 13 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
EnFlex Corporation	Delaware
Fotowatio Nevada Solar LLC	Delaware
Fotowatio Renewable Ventures Development, LLC	Delaware
Fotowatio Renewable Ventures, Inc. • 15 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
Fotowatio Renewable Ventures Management, LLC	Delaware
FRV Austin Holdings, LLC	Delaware
GreenRay, Inc.	Delaware
GS Solar Power I, LLC	Delaware
Island Energy Solutions, Inc.	Hawaii
Local Electric Co. Inc.	Oregon
Media Mark Co. Ltd.	Thailand
MEMC Asia-Pacific Holdings BV	The Netherlands
MEMC Electronic Materials France SarL	France
MEMC Electronic Materials, GmbH	Germany
MEMC Electronic Materials Sales, Sdn. Bhd.	Malaysia
MEMC Electronic Materials, Sdn. Bhd.	Malaysia
MEMC Electronic Materials, S.p.A.	Italy
MEMC Electronic Materials (UK) Ltd.	United Kingdom
MEMC Enterprise Consulting Shanghai Co. Ltd.	China
MEMC Holding B.V.	The Netherlands
MEMC Holdings Corporation	Delaware
MEMC international Finance SarL	Luxembourg
MEMC International, Inc.	Delaware
MEMC Ipoh Sdn Bhd.	Malaysia
MEMC Japan Ltd.	Japan
MEMC Korea Company	South Korea
MEMC Kuching Sdn Bhd	Malaysia
MEMC Kulim Electronic Materials, Sdn. Bhd.	Malaysia
MEMC Luxembourg SarL	Luxembourg
MEMC Pasadena, Inc.	Delaware
MEMC Singapore Pte. Ltd.	Singapore
MEMC Solar Services India Private Limited	India
MMA NAFB Power LLC	Delaware
MMA Solar Fund III GP, Inc.	Delaware
MMA Solar Fund IV GP, Inc.	Delaware
NVT, LLC	Delaware
NVT Licenses, LLC	Delaware
Osolar, Ltd.	South Korea
Parsosy Borges Blanques I, S.L. (50% owned)	Spain
Parsosy Juneda, S.L. (50% owned)	Spain

Exhibit 21

Subsidiary	Jurisdiction of Incorporation or Organization
Power Technology International Co., Ltd.	Thailand
Renewable Power Asia Co., Ltd.	Thailand
Renewable Ventures Solar Fund V GP, LLC	Delaware
RV Solar Development Company, LLC	Delaware
RV Solar Project GP, LLC • 13 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SEM 1 Solar Power Sdn Bhd.	Malaysia
SEM 2 Solar Power Sdn. Bhd.	Malaysia
SMP Ltd. (50% owned)	Korea
Solaicx	California
Solar Star NAFB, LLC	Delaware
SPP Two Co. Ltd.	Thailand
SPP Three Co. Ltd.	Thailand
SPP Four Co. Ltd.	Thailand
SPP Five Co. Ltd.	Thailand
SunEdison LLC	Delaware
SunEdison Canada, LLC • 21 wholly-owned subsidiaries operating in the provision of solar energy services in Canada	Delaware
SunEdison Commercial Solutions LLC	Delaware
SunEdison Contracting, LLC	Delaware
SunEdison Development, LLC	Delaware
SunEdison Energy Holding B.V.	The Netherlands
SunEdison Energy Holdings (Singapore) Pte. Ltd.	Singapore
SunEdison Energy India Pvt. Ltd. • 18 wholly-owned subsidiaries operating in the provision of solar energy services in India	India
SunEdison Energy Malaysia Sdn. Bhd.	Malaysia
SunEdison Global Ventures B.V.	The Netherlands
SunEdison Government Solutions LLC • 13 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunEdison Hawaii, LLC	Delaware
SunEdison Holdings II, LLC • 15 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunEdison International, LLC • 2 wholly-owned subsidiaries operating in the provision of solar energy services in Puerto Rico	Delaware
SunEdison Japan Corporation	Japan
SunEdison Korea Company • 2 wholly-owned subsidiaries operating in the provision of solar energy services in South Korea	South Korea
SunEdison New Energy Technology (Shanghai) Co. Ltd.	China
SunEdison Origination 1, LLC	Delaware
SunEdison Origination 2, LLC	Delaware
SunEdison Origination 3, LLC	Delaware
SunEdison PGE Holdings, LLC	Delaware
SunEdison Power Canada, Inc. • 11 wholly-owned subsidiaries operating in the provision of solar energy services in Canada	Canada
SunEdison Residential Services, LLC	Delaware
SunEdison Services Inc.	Delaware
SunEdison Solar Holdings 1 (Singapore) Pte. Ltd.	Singapore
SunEdison Solar Holdings 2 (Singapore) Pte. Ltd.	Singapore
SunEdison Solar Holdings 3 (Singapore) Pte. Ltd.	Singapore
SunEdison Solar Holdings 4 (Singapore) Pte. Ltd.	Singapore

Exhibit 21

Subsidiary	Jurisdiction of Incorporation or Organization
SunEdison Spain SLU • 3 wholly-owned subsidiaries operating in the provision of solar energy services in Spain	Spain
SunEdison Utility Solutions LLC	Delaware
SunE ACQ2, LLC	Delaware
SunE ACQ3, LLC	Delaware
SunE Alamosa 1 Holdings, LLC	Delaware
SunE CPS1 LLC	Delaware
SunE CPS2 LLC	Delaware
SunE CPS3 LLC	Delaware
SunE DM, LLC	Delaware
SunE EPE Holdings LLC	Delaware
SunE June 2011 LLC	Delaware
SunE NM Land Development LLC	Delaware
SunE Ontario Electric Company, LLC (50% owned)	Delaware
SunE P11A Holdings, LLC	Delaware
SunE P11B Holdings, LLC	Delaware
SunE P11C Holdings, LLC	Delaware
SunE P11D Holdings, LLC	Delaware
SunE P11E Holdings, LLC	Delaware
SunE P11F Holdings, LLC	Delaware
SunE P11G Holdings, LLC	Delaware
SunE P11H Holdings, LLC	Delaware
SunE P11I Holdings, LLC	Delaware
SunE PR Holdings, LLC • 3 wholly-owned subsidiaries operating in the provision of solar energy services in Puerto Rico	Delaware
SunE REC Origination 1, LLC	Delaware
SunE REIT-D PR LLC	Delaware
SunE Residential Holdings LLC	Delaware
SunE Solar Electric Company, LLC (50% owned)	Delaware
SunE Solar BV
•  Includes 90 wholly-owned subsidiaries operating in the provision of solar energy services in:
Brazil (1 subsidiary)
Bulgaria (1 subsidiary)
Chile (1 subsidiary)
France (2 subsidiaries)
Germany (3 subsidiaries)
Greece (20 subsidiaries)
Israel (2 subsidiaries)
Italy (39 subsidiaries)
South Africa (18 subsidiaries)
United Arab Emirates (1 subsidiary)
The Netherlands
SunE Solar Fund I, LLC • 21 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar Park Fund 2012 GP, LLC	Delaware
SunE Solar Park Fund 2012 LLC	Delaware
SunE Solar III, LLC • 32 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar IV, LLC	Delaware
SunE Solar V, LLC	Delaware
SunE Solar VI, LLC	Delaware
SunE Solar VII, LLC	Delaware

Exhibit 21

Subsidiary	Jurisdiction of Incorporation or Organization
SunE Solar VIII, LLC • 15 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar VIII, Inc.	Delaware
SunE Solar Construction Holdings LLC	Delaware
SunE Solar Construction, LLC • 16 wholly-owned subsidiaries operating in the provision of solar energy services in the U.S.	Delaware
SunE Solar IX, LLC	Delaware
SunE Solar X, LLC	Delaware
SunE Solar XII, LLC	Delaware
SunE Solar XIII, LLC	Delaware
SunE WF Holdings, LLC	Delaware
Taisil Electronic Materials Corp.	Taiwan
Taylorsville Solar LLC	Delaware
Team-Solar Inc.	California